UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  March 28, 2019

GOLDEN GROWERS COOPERATIVE

(Exact name of registrant as specified in its charter)

Minnesota	000‑53957	27‑1312571
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

1002 MAIN AVE W, SUITE 5
WEST FARGO, ND 58178		(701) 281‑0468
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐           Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
(17 CFR 240.14d‑2(b))

☐           Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act
(17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Golden Growers Cooperative (the “Cooperative”) held its annual member meeting on March 28, 2019 during which its members approved amendments to its Amended and Restated Bylaws (the “Bylaws”). The amendments reduce the number of election districts for purposes of nominating and electing directors from five to three geographic districts and reduce the number of directors from fifteen to twelve in 2020 and from twelve to nine in 2021 as three directors in each of 2020 and 2021 reach their term limitations for serving on the board.

Other immaterial amendments to the Bylaws were also approved to update the tax matters section,  update the section regarding remote participation at meetings, and add a section regarding action by the board without a meeting.

A  complete copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As discussed in Item 5.03 above, during the Cooperative’s  March 28, 2019 annual member meeting, its members approved amendments to its Bylaws with 89 members voting yes out of 91 votes cast. The members also elected directors from each of the five geographical districts established by the Bylaws.

From the East Central district, the members located in that district re-elected David Benedict as a director.  He received 19 of the 19 votes cast.  His new three-year term begins on March 29, 2019 and expires in March 2022.   Mark Harless and Scott Jetvig will continue as directors for the East Central district.

From the Northeast district, the members located in that district re-elected Matthew Hasbargen as a director.  He received 24 of the 24 votes cast.  His new three-year term begins on March 29, 2019 and expires in March 2022.  Shaun Beauclair and Gary Jirak will continue as directors for the Northeast district.

From the Northwest district, the members located in that district re-elected Nicolas Pyle as a director.  He received 16 of the 16 votes cast.  His new three-year term begins on March 29, 2019 and expires in March 2022.  Glenn Johnson and Leslie Nesvig will continue as directors for the Northwest district.

From the Southeast district, the members located in that district re-elected Byron Koehl as a director.  He received 12 of the 12 votes cast.  His new three-year term begins on March 29, 2019 and expires in March 2022.  Richard Bot and Larry Vipond will continue as directors for the Southeast district.

From the Southwest district, the members located in that district re-elected Brett Johnson as a director.  He received 19 of the 19 votes cast.  His new three-year term begins on March 29, 2019 and expires in March 2022.  Chris Johnson and Bruce Speich will continue as directors for the Southwest district.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.2          Second Amended and Restated Bylaws of Golden Growers Cooperative dated March 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN GROWERS COOPERATIVE

Dated:	April 2, 2019	/s/ Scott Stofferahn
		By:	Scott Stofferahn
		Its:	Executive Vice President and Chief Executive Officer